EXHIBIT 10.5

               CONVEYANCE AGREEMENT AMONG 1289307 ALBERTA LTD. AND
                  1286664 ALBERTA LTD. DATED DECEMBER 21, 2006







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                               GENERAL CONVEYANCE

         THIS AGREEMENT made this 21st day of December, 2006;

BETWEEN:

            1286664 ALBERTA LTD. a body corporate incorporated under the laws of the Province of Alberta (the "VENDOR")

                                     - and -

            1289307 ALBERTA LTD., a body corporate incorporated under the laws of the Province of Alberta (the "PURCHASER")



         WHEREAS the shareholders and directors of the Vendor and the Purchaser have resolved to transfer, assign and convey the Assets from the Vendor to the Purchaser;

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereto agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         Whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them as follows:

         "ASSETS" means all right, title and interest of the Vendor in the Letter Farmout Agreement dated December 12, 2006 between the Vendor and Bounty Developments Ltd. as set forth in Schedule "A" relating to the Petroleum and Natural Gas Rights;

         "LANDS" means the lands set forth and described in Schedule "B", insofar as rights to the Petroleum Substances underlying those Lands are granted by the Leases;

         "LEASES" means, collectively, the leases, reservations, permits, licenses, certificates of title or other documents of title set forth and described in Schedule "B" (or any replacement thereof, renewal or extension thereof or leases derived therefrom) by virtue of which the holder thereof is entitled to drill for, win, take, own and remove Petroleum Substances within, upon or under all or any part of the Lands;

         "PETROLEUM AND NATURAL GAS RIGHTS" means the Vendor's entire right, title, estate and interest in and to the Lands and the Leases as set forth in Schedule "B";


CAL01:261003:v2
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         "PETROLEUM   SUBSTANCES"   means   petroleum,   natural  gas,   related
         hydrocarbons and any other substances, whether liquid, solid or gaseous, produced in association with such petroleum, natural gas or related hydrocarbons, insofar as rights to the same are granted by way of the Leases; and

         "PROMISSORY NOTE" means the promissory note substantially in the form as attached hereto as Schedule "C".

1.2      NUMBERS AND GENDER

         In this Agreement, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

1.3      REFERENCES

         The table of contents and headings in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. A reference herein to an article, section or subsection without further reference shall be a reference to an article, section or subsection of this Agreement.

1.4      CHOICE OF LAW

         This agreement is governed by the laws of the Province of Alberta and the laws of Canada applicable therein and shall be construed, interpreted and performed in accordance therewith.

1.5      ATTORNMENT

         Any legal actions or proceedings with respect to this Agreement shall be brought in the courts of the Province of Alberta and the courts of appeal therefrom. Each Party hereby attorns to and accepts the exclusive jurisdiction of such courts.

                                    ARTICLE 2
                                   CONVEYANCE

2.1      CONVEYANCE

         In consideration of the payment by delivery of the executed Promissory Note to the Vendor by the Purchaser, in the aggregate principal amount of one million United States dollars (U.S. $1,000,000) to the Vendor from the Purchaser, receipt of which is hereby acknowledged, the Vendor hereby sells, transfers, conveys, assigns and delivers its entire beneficial interest in and legal title to the Assets to Purchaser.

2.2      TRUST

         Vendor hereby declares that, as to any of its interests, rights, property, assets, obligations or undertakings in or related to any of the Assets for which registered title has not passed to the



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                                      -3-


Purchaser by virtue of this Agreement or any transfers or conveyances which may from time to time be executed and delivered in pursuance of the covenants contained herein, the Vendor holds the same in trust for the Purchaser, its successors and assigns, to transfer, convey and assign the same as the Purchaser may from time to time direct.

2.3      SUBSTITUTION AND SUBROGATION

         The conveyance of the Assets unto the Purchaser, its successors and assigns, hereunder is with full rights of substitution and subrogation of the Purchaser, its successors or assigns, to the extent possible, in and to all covenants and warranties by others heretofore given or made in respect of the Assets or any part thereof.

                                    ARTICLE 3
                            ASSUMPTION OF LIABILITIES

3.1      ASSUMPTION OF LIABILITIES

         The Purchaser hereby unconditionally agrees to assume, perform, fulfill, pay, and satisfy all the lawful liabilities, debts, contracts, obligations, engagements and undertakings of the Vendor, of whatsoever nature or kind and description, whether in contract or tort, absolute or contingent, to the extent the same relate to the Assets.

                                    ARTICLE 4
                                    REMEDIES

4.1      REMEDIES

         The rights and remedies conferred hereunder are not intended to be exclusive of any other rights or remedies available to any party hereto in connection with the breach or failure of any of the covenants, warranties, representations or other obligations of any other party hereunder, and nothing contained herein shall be construed in any manner as restricting or derogating from any other such rights or remedies.

                                    ARTICLE 5
                               FURTHER ASSURANCES

5.1      FURTHER ASSURANCES

         The Vendor will from time to time and at all times hereafter upon every reasonable request of the Purchaser or its successors and assigns, and without further consideration, do and perform or cause to be done or performed all such further acts and things, and execute or cause to be executed all such further deeds, documents, writings or other instruments and give all such further assurances as may be required by the Purchaser to effectively carry out the intent and meaning hereof.


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                                      -4-


                                    ARTICLE 6
                                POWER OF ATTORNEY

6.1      POWER OF ATTORNEY

         The Vendor on behalf of itself and its successors hereby appoints the President of the Purchaser or its successors or assigns as the attorney for the Vendor to do, sign and execute all acts, deeds, assurances and other instruments which in the discretion of the said attorneys or attorney may be necessary or desirable for the purpose of vesting in the Purchaser, its successors and assigns, the Assets. Such power of attorney, being coupled with an interest, shall not be revoked by the dissolution, surrender of charter, winding-up, bankruptcy or insolvency of the Vendor and may be exercised in the name and on behalf of the successors and assigns of the Purchaser.

                                    ARTICLE 7
                                     GENERAL

7.1      ENUREMENT

         This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto.

7.2      NO SUPERSEDING OR MERGER

         The provisions contained in this Agreement shall not merge in any transfer, assignment, novation agreement or other document or instrument issued pursuant hereto or in connection herewith.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

                                      1286664 ALBERTA LTD.


                                      Per: /s/ MICHAEL S. VANDALE
                                          --------------------------------------
                                          Michael S. Vandale, President


                                      1289307 ALBERTA LTD.


                                      Per: /s/ ROD MAXWELL
                                          --------------------------------------
                                          Rod Maxwell, President